Summary Prospectus MARCH 1, 2017

TIAA-CREF Enhanced International Equity Index Fund

of the TIAA-CREF Funds

Class:	Institutional	Advisor
Ticker:	TFIIX	TEIEX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa.org/tfglobal_pro. You can also get this information at no cost by calling 800-223-1200 or by sending an e-mail request to disclosure@tiaa.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2017, as subsequently supplemented, and the sections of the Fund’s shareholder report dated October 31, 2016 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%
Maximum deferred sales charge	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%
Redemption or exchange fee	0%	0%
Maximum account fee	0%	0%

TIAA-CREF Enhanced International Equity Index Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class

Management fees	0.39%	0.39%
Other expenses	0.02%	0.12%	[1]
Total annual Fund operating expenses	0.41%	0.51%
Waivers and expense reimbursements[2]	—	—
Total annual Fund operating expenses after fee
waiver and/or expense reimbursement	0.41%	0.51%

1	Estimate is for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.50% of average daily net assets for Institutional Class shares; and (ii) 0.65% of average daily net assets for Advisor Class shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2018, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through February 28, 2018, but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class
1 year	$42	$52
3 years	$132	$164
5 years	$230	$285
10 years	$518	$640

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.

2     Summary Prospectus  ■  TIAA-CREF Enhanced International Equity Index Fund

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers included in the Fund’s benchmark index, the Morgan Stanley Capital International EAFE®(Europe, Australasia, Far East) Index (the “MSCI EAFE® Index”), at the time of purchase, but not necessarily at index weightings. The Fund has a policy of maintaining investments of equity securities of foreign issuers in at least three countries other than the United States. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund follows an enhanced index management strategy. The Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to the MSCI EAFE® Index while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match the index. The MSCI EAFE® Index measures stock performance in certain countries outside North America.

Enhanced index strategies employ quantitative modeling techniques for stock selection, country allocation and portfolio construction. With enhanced indexing, the Fund may use several different investment techniques to seek to build a portfolio of stocks that is structured to resemble and share the risk characteristics of the Fund’s benchmark index, while also seeking to outperform the benchmark index. Enhanced indexing is designed so that the Fund diverges from its benchmark index more than a pure indexing strategy, with the goal of outperforming its benchmark index while effectively managing benchmark relative risks.

Under these quantitative modeling techniques, a number of variables related to individual stocks are evaluated to select a broadly diversified group of stocks that may have the potential to provide a higher total return than that of the benchmark index, the MSCI EAFE® Index. The Fund uses a proprietary, quantitative stock scoring model to evaluate and score a broad universe of stocks in which the Fund invests.

Advisors will generally attempt to overweight securities (relative to the benchmark) that score high in the stock selection screening process and to either not hold or underweight securities that score low in the screening process. The Fund may also purchase and sell swaps and other equity derivatives to carry out the Fund’s investment strategies. The Fund’s strategy is based upon Advisors’ understanding of the interplay of market factors and does not assure successful investment. The markets or the process of selecting individual securities may be affected by factors not taken into account in Advisors’ analysis.

TIAA-CREF Enhanced International Equity Index Fund  ■  Summary Prospectus     3

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Enhanced Index Risk—As an enhanced index fund, the Fund may also underperform its benchmark index due to differences between the investments of the Fund and its benchmark index.

• Quantitative Analysis Risk—The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures, options, single name or index credit default swaps, or forwards, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the Institutional Class.

4     Summary Prospectus  ■  TIAA-CREF Enhanced International Equity Index Fund

Because the expenses vary across share classes, the performance of the Institutional Class may vary from the Advisor Class. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional and Advisor classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2016, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the Advisor Class shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Enhanced International Equity Index Fund

Best quarter: 25.11%, for the quarter ended June 30, 2009. Worst quarter: -20.99%, for the quarter ended September 30, 2008.

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AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2016

	Inception date	One year	Five years	Since inception
Institutional Class	11/30/2007
Return before taxes		0.26%	7.07%	–0.52%
Return after taxes on distributions		–0.38%	5.78%	–1.27%
Return after taxes on distributions and sale of
Fund shares		0.69%	5.45%	–0.35%
Advisor Class	12/4/2015
Return before taxes		0.08%	7.06%*	–0.52%*

MSCI EAFE® Index
(reflects no deductions for fees, expenses or taxes)		1.00%	6.53%	–0.59%†

Current performance of the Fund’s shares may be higher or lower than that shown above.
*

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Advisor Class. If those expenses had been reflected, the performance would have been lower.

†		Performance is calculated from the inception date of the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Steve Rossiello, CFA	Pablo Mitchell
Title	Managing Director	Managing Director
Experience on Fund:	since 2007	since 2009

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”),

6     Summary Prospectus  ■  TIAA-CREF Enhanced International Equity Index Fund

state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts, bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There is no minimum initial or subsequent investment for Advisor Class shares. Advisor Class shares are primarily offered through certain financial intermediaries and employer-sponsored employee benefit plans.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges NYSE Arca Equities or NYSE MKT are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Enhanced International Equity Index Fund  ■  Summary Prospectus     7

TIAA

730 Third Avenue

New York, NY 10017-3206

Printed on paper containing recycled fiber	A11984 (3/17)

TIAA

730 Third Avenue

New York, NY 10017-3206

A11984 (3/17)